Exhibit 99.2

Second Quarter 2011 | SCANA CORPORATION Kevin Marsh President - SCANA Jimmy Addison CFO Steve Byrne COO - SCE&G

Statements included in this presentation which are not statements of historical fact are intended to be, and are hereby identified as, “forward-looking statements” for purposes of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, but are not limited to, statements concerning key earnings drivers, customer growth, environmental regulations and expenditures, leverage ratio, projections for pension fund contributions, financing activities, access to sources of capital, impacts of the adoption of new accounting rules and estimated construction and other expenditures. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “could,” “should,” “expects,” “forecasts,” “plans,” “anticipates,” “believes,” “estimates,” “projects,” “predicts,” “potential” or “continue” or the negative of these terms or other similar terminology. Readers are cautioned that any such forward-looking statements are not guarantees of future performance and involve a number of risks and uncertainties, and that actual results could differ materially from those indicated by such forward-looking statements. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, but are not limited to, the following: (1) the information is of a preliminary nature and may be subject to further and/or continuing review and adjustment; (2) regulatory actions, particularly changes in rate regulation, regulations governing electric grid reliability, and environmental regulations, and actions affecting the construction of new nuclear units; (3) current and future litigation; (4) changes in the economy, especially in areas served by subsidiaries of SCANA Corporation (SCANA, and together with its subsidiaries, the Company); (5) the impact of competition from other energy suppliers, including competition from alternate fuels in industrial interruptible markets; (6) growth opportunities for SCANA’s regulated and diversified subsidiaries; (7) the results of short- and long-term financing efforts, including future prospects for obtaining access to capital markets and other sources of liquidity; (8) changes in SCANA’s or its subsidiaries’ accounting rules and accounting policies; (9) the effects of weather, including drought, especially in areas where the Company’s generation and transmission facilities are located and in areas served by SCANA's subsidiaries; (10) payment by counterparties as and when due; (11) the results of efforts to license, site, construct and finance facilities for baseload electric generation and transmission; (12) maintaining creditworthy joint venture partners for South Carolina Electric & Gas Company’s (SCE&G) new nuclear generation project; (13) the ability of suppliers, both domestic and international, to timely provide the parts, tools, equipment and other supplies needed for our construction program, operations and maintenance; (14) the availability of fuels such as coal, natural gas and enriched uranium used to produce electricity; the availability of purchased power and natural gas for distribution; the level and volatility of future market prices for such fuels and purchased power; and the ability to recover the costs for such fuels and purchased power; (15) the availability of skilled and experienced human resources to properly manage, operate, and grow the Company’s businesses; (16) labor disputes; (17) performance of SCANA’s pension plan assets; (18) changes in taxes; (19) inflation or deflation; (20) compliance with regulations; and (21) the other risks and uncertainties described from time to time in the periodic reports filed by SCANA or SCE&G with the United States Securities and Exchange Commission. The Company disclaims any obligation to update any forward-looking statements. During this presentation, certain non-GAAP measures (as defined by SEC Regulation G) may be disclosed. A reconciliation of those measures to the most directly comparable GAAP measures is included on our website at www.scana.com in the Investor Relations section under Regulation G Information. 2 | Safe Harbor Statement/Regulation G Information

$.43 $.44 3 | Basic Earnings and Q2 Variances Basic Earnings $0.44 (2011) Vs. $0.43 (2010) EPS for the Second Quarter $1.44 (2011) Vs. $1.45 (2010) EPS for Year-to-Date Q2 2011 Variances Vs. Q2 2010 Second Quarter 2011 Investor Presentation 3

$1.45 $1.44 4 | YTD Variances 2011 Guidance $2.95 - $3.10 (1) 2010 EPS - GAAP $2.99 2010 EPS - Weather Normal $2.92 (1) Indicates EPS guidance range of $2.95 - $3.10, with an internal target of $3.02. Second Quarter 2011 Investor Presentation 4

Basic Earnings per Share by Company $0.44 $0.43 $1.44 $1.45 5 | Second Quarter & YTD Earnings Comparison SCE&G PSNC SEGA Corporate & Other

Electric Operations: Quarter Ended June 30, 2011 2010 % Change Sales (GWh): Residential 2,009 1,981 1.4 Commercial 1,939 1,941 (0.1) Industrial 1,534 1,493 2.7 Other 145 143 1.4 Total Retail Sales 5,627 5,558 1.2 Wholesale 517 468 10.5 Total Sales 6,144 6,026 2.0 Electric Operations: Six Months Ended June 30, 2011 2010 % Change Sales (GWh): Residential 4,068 4,280 (5.0) Commercial 3,589 3,685 (2.6) Industrial 2,950 2,846 3.7 Other 272 273 (0.4) Total Retail Sales 10,879 11,084 (1.8) Wholesale 998 901 10.8 Total Sales 11,877 11,985 (0.9) Customers (Period-End, Thousands) 664 660 0.6 6 | Electric Operating Statistics

Natural Gas Operations: Quarter Ended June 30, 2011 2010 % Change Sales (Thousand Dekatherms): Residential 6,371 5,527 15.3 Commercial 6,458 6,278 2.9 Industrial 47,546 41,792 13.8 Total Retail Sales 60,375 53,597 12.7 Sales for Resale 1,640 1,351 21.4 Total Sales 62,015 54,948 12.9 Transportation Volumes 35,818 31,958 12.1 Natural Gas Operations: Six Months Ended June 30, 2011 2010 % Change Sales (Thousand Dekatherms): Residential 40,737 46,960 (13.3) Commercial 21,254 23,060 (7.8) Industrial 88,346 81,231 8.8 Total Retail Sales 150,337 151,251 (0.6) Sales for Resale 4,616 4,272 8.1 Total Sales 154,953 155,523 (0.4) Transportation Volumes 81,024 75,212 7.7 Customers (Period-End, Thousands) 1,247 1,231 1.3 7 | Gas Operating Statistics

Announcement Date Company Expected Job Additions Projected Investment May 2011 Michelin Tire Corporation (tires) 270 $200M May 2011 TamEnergy (Titan Atlas Manufacturing) (wind turbines) 40 Not available May 2011 Daisy/Daniel Defense (small arms and finishing manufacturing) 20 $5M June 2011 Tire International (tire recycling, rubber products manufacturing) 150 $25M Total 480 $230M * Numbers reflect only Charleston and Columbia metropolitan areas, portions of which are within the SCE&G Electric territory ** As of May 2011 8 | Economy Unemployment Rate National GA NC SC SCE&G Electric Territory* 2008 5.8% 6.3% 6.3% 6.8% 5.7% 2009 9.3% 9.7% 10.8% 11.3% 9.3% 2010 9.6% 10.2% 10.5% 11.2% 9.3% 2011** 9.1% 9.8% 9.7% 10.0% 8.8%

Month Company Type Amount May 2011 SCANA Medium Term Notes $300M (refinancing) May 2011 SCE&G First Mortgage Bonds $100M Month Company Type Amount Likely 2012 SCANA Remaining Equity Forward $200M+ 9 | Financings (millions)

 Completed * As of 3/31/2011 regulatory filings ** Amounts may not reflect NCUC’s determinations of rate base, capitalization and/or ROE Regulatory Returns Company Rate Base (millions) Regulatory Actual ROE* Regulatory Allowed ROE* SCE&G Electric $4,808 9.16% 10.70% SCE&G Gas $439 8.00% 10.25% PSNC** $692 10.93% 10.60% TOTAL (weighted) $5,939 9.28% 10.65% 10 | 2011 Regulatory Returns & Schedule

INITIAL FILING ANNUAL REVISED RATE FILINGS ANTICIPATED IN-SERVICE COST FILING Includes budgeted costs for production: O&M Depreciation Property Taxes Etc. 2009 2010 2011 Continues Annually Timeline 11 | Base Load Review Act (BLRA) Filing New Rates Unit 2 2015 2016 Unit 3 2018 2019

Schedule of Nuclear Project Capital Costs (Amounts represent SCE&G’s 55%) Projection 03/31/2011 As Approved In Order 2011-345 Change Base Capital Cost, 2007 Dollars $4,270,301 $4,270,404 ($103) Add: Escalation 1,106,719 1,260,855 (154,136) Total Project Cash Flow 5,377,020 5,531,259 (154,239) Add: AFUDC 246,515 255,684 (9,169) Gross Construction Cost $5,623,535 $5,786,943 ($163,408) 12 | New Nuclear Project Completed Note: As filed May 2011 in BLRA Quarterly Report

SCANA COL Late 2011/ Early 2012 Final Environmental Impact Stmt April 2011 Final Safety Evaluation Report September 2011 Advanced Safety Evaluation Report December 2010 NRC DCD 18 Hearing Fall 2011 Public comment period DCD 19 Rule DCD Final Safety Evaluation Report 13 | NRC Parallel Path Chart Completed Nuclear Regulatory Commission’s (“NRC”) licensing process continues To date, all intervener’s challenges to SCE&G’s COL application have been denied by Atomic Safety Licensing Board and NRC

Cross State Air Pollution Rule Finalized by EPA on July 6, 2011 Aimed at addressing power plant emissions that may contribute to air pollution in other states Requires states in the Eastern United States to reduce power plant emissions Sulfur Dioxide Nitrogen Oxide 14 | Environmental Regulation

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